                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 3, 2002
                        (Date of earliest event reported)


                         Commission File Number: 0-22413

                                  UNIVEC, INC.
                 (Name of Small Business Issuer in its charter)

          Delaware                                         11-3163455
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                          (Identification No.)

                   22 Dubon Court, Farmingdale, New York 11735
                    (Address of Principal Executive Offices)

                                 (631) 777-2000
                 (Issuers Telephone Number, Including Area Code)


                                 Not Applicable
              (Former Name, Former Address, and Former Fiscal Year,
                          If Changed Since Last Report)

                                  UNIVEC, INC.

This Current Report on Form 8-K/A, Amendment No. 1 amends the Current Report on Form 8-K filed by Univec, Inc. (Date of Earliest Event Reported January 3, 2002) solely to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7. Financial Statements and Exhibits


         (a)      Financial Statements of Businesses Acquired

                  The financial statement of Physician and Pharmaceutical Services, Inc. ("PPSI"), an acquired business.


         (b)      Pro Forma Financial Information


                  The pro forma consolidated condensed statement of operations, with notes thereto.


         (c)      Exhibits:


                  23.1     Consent of Accountants



                                    SIGNATURE

    In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UNIVEC, INC.


Dated: March 14, 2002                     By: /s/ Dr. David Dalton
                                              ----------------------------------
                                              Chief Executive Officer
                                              (Principal Executive Officer)

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Univec, Inc. and Subsidiaries Pro Forma Consolidated Financial Information   F-1

Physician and Pharmaceutical Services, Inc. Financial Statement              F-4

            Index                                                            F-5

            Independent Auditors' Report                                     F-6

            Statement of Operations                                          F-7

            Notes to Financial Statement                                     F-8

Consent of Accountants                                                      23.1

                          Univec, Inc. and Subsidiaries
                 Pro Forma Consolidated Condensed Financial Data


         The unaudited Pro Forma Consolidated Condensed Statement of Operations of the Company for the year ended December 31, 2001 (Pro Forma Statement of Operations) has been prepared to illustrate the estimated effect of the acquisition by Univec, Inc. of Physician and Pharmaceutical Services, Inc.
(PPSI). The Pro Forma Financial Statement does not reflect any synergies that are anticipated to result from the PPSI acquisition, and there can be no assurance that any such synergies will occur. The Pro Forma Statement of Operations gives pro forma effect to the PPSI acquisition as if it had occurred on January 1, 2001. The Pro Forma Statement does not purport to be indicative of the results of operations of the Company that would have actually been obtained had such transaction been completed as of the assumed date and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statement should be read in conjunction with the separate historical consolidated financial statements of the Company and PPSI and the notes thereto included in the Company's Form 10-KSB for the year ended December 31, 2001 and this Form 8-K, respectively.

         The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statement is subject to change, and the final amounts may differ substantially.

Univec, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Condensed Statement of Operations Year Ended December 31, 2001

                                             Univec, Inc.       PPSI        Pro Forma      Pro Forma
                                                                           Adjustments    Consolidated
                                             -----------    -----------    -----------    ------------
Net revenues                                 $ 3,905,050    $   913,643                   $ 4,818,693
Cost of product sales                         (3,075,613)      (775,418)                   (3,851,031)
                                             -----------    -----------                   -----------
                  Gross profit                   829,437        138,225                       967,662
Marketing expense                               (735,092)                  $  (200,000)      (935,092)
Product development expense                      (84,047)                                     (84,047)
General & administrative expense                (789,359)      (114,085)       (30,000)      (933,444)
Other income, net                                 43,605                                       43,605
                                             -----------    -----------    -----------    -----------
                  Earnings from operations      (735,456)        24,140       (230,000)      (941,316)

Interest expense, net                           (158,324)         1,686                      (156,638)
                                             -----------    -----------    -----------    -----------
                  Net income (loss)             (893,780)        25,826       (230,000)    (1,097,954)

Dividends attributable to preferred stock       (189,379)                                    (189,379)
                                             -----------    -----------    -----------    -----------
Loss attributable to common stockholders     $(1,083,159)   $    25,826    $  (230,000)   $(1,287,333)
                                             ===========    ===========    ===========    ===========

Per share data:
                  Basic and diluted loss per share
                  Net loss per share                                                      $     (0.19)
                                                                                          ===========
                  Weighted average number
                  of common shares outstanding                                              6,627,281
                                                                                          ===========

Notes to the Unaudited Pro Forma Consolidated Condensed Statement of Operations


1. On December 31, 2001, Univec, Inc. (the "Company") acquired all of the outstanding common shares of Physicians and Pharmaceutical Services, Inc. The aggregate purchase price was $1,749,235, consisting of 2,567,000 shares of common stock and warrants to purchase 3,955,000 shares of common stock of the Company, including expenses of $223,505. The warrants were exercisable at $.01, per share. The value of the common shares and warrants issued were determined based on market value of the Company's common shares on the date of acquisition, less the exercise price of the warrants.

         In connection with the acquisition, the Company entered into employment agreements with an existing and a new officer of the Company and terminated the existing employment agreement. The new agreement provides for an initial base salary of $200,000, plus benefits, and the other agreement was similar to the existing agreement.

         PPSI provides marketing and fulfillment services for pharmaceutical samples to pharmaceutical manufacturers.

2. The Pro Forma Statement of Operations assumes that the acquisition of Physician and Pharmaceutical Services, Inc. (PPSI) by the Company occurred on January 1, 2001. For purposes of the Pro Forma Statement of Operations for the year ended December 31, 2001, PPSI's historical statement of operations for the year ended October 31, 2001 were combined with the Company's statement of operations for the year ended December 31, 2001.

3. The PPSI Acquisition was accounted for under the purchase method of accounting in accordance with the recently issued Statement of Financial Accounting Standards No. 141, Business Combinations. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of PPSI at their respective fair values as of the closing date, based on preliminary valuations. The actual allocation of the purchase price and the resulting effect on operations may differ significantly from the pro forma statement of operations. The estimated fair values of the assets acquired and liabilities assumed were as follows:


         Cash                                    $    19,479
         Accounts receivable                          24,342
         Other asset                                  15,000
         Goodwill                                  1,774,119
         Accounts payable and accrued expenses       (73,705)
         Escrow deposit payable                      (10,000)
                                                 -----------
                  Purchase Price                 $ 1,749,235
                                                 ===========

The following presents the effect of the pro forma purchase adjustments and the employment agreements on the Company's statement of operations.

         Marketing expenses                      $   200,000
         General and administrative expenses     $    30,000

Goodwill has been accounted for under the recently issued Statement of Financial Accounting Standards, No. 142, Goodwill and Other Intangibles and as such the Company has not provided any amortization.

                   PHYSICIAN AND PHARMACEUTICAL SERVICES, INC.
                   -------------------------------------------

                               FINANCIAL STATEMENT
                       TWO MONTHS ENDED DECEMBER 31, 2001
                    AND YEARS ENDED OCTOBER 31, 2001 AND 2000

                   PHYSICIAN AND PHARMACEUTICAL SERVICES, INC.

                               FINANCIAL STATEMENT
                       TWO MONTHS ENDED DECEMBER 31, 2001
                    AND YEARS ENDED OCTOBER 31, 2001 AND 2000


                                    I N D E X


INDEPENDENT AUDITORS' REPORT                                                 F-6


STATEMENT OF OPERATIONS                                                      F-7


NOTES TO FINANCIAL STATEMENT                                                 F-8

Report of Independent Auditors' Report


Board of Directors and Stockholder
Physician and Pharmaceutical Services, Inc.
Baltimore, Maryland


         We have audited the accompanying statement of operations of Physician and Pharmaceutical Services, Inc. for the two months ended December 31, 2001 and the years ended October 31, 2001 and 2000. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of operations. We believe that our audit provides reasonable basis for our opinion.

         In our opinion, the statement of operations referred to above, presents fairly, in all material respects, the results of operations of Physician and Pharmaceutical Services, Inc. for the two months ended December 31, 2001 and the years ended October 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States.


New York, New York                              /s/ Most Horowitz & Company, LLP
February 27, 2002                                   ----------------------------
                                                    Most Horowitz & Company, LLP

                   PHYSICIAN AND PHARMACEUTICAL SERVICES, INC.

                             STATEMENT OF OPERATIONS


                                      Two Months            Years Ended
                                    Ended December          October 31,
                                       31, 2001         2001           2000
                                    --------------   -----------    -----------

FEES (Note 6)                         $    12,614    $   913,643    $ 1,087,211

COST OF FEES                               (6,212)      (775,418)    (1,038,157)
                                      -----------    -----------    -----------

    GROSS PROFIT                            6,402        138,225         49,054

OPERATING EXPENSES (Note 8)                (8,161)      (114,085)      (136,887)
                                      -----------    -----------    -----------

    INCOME (LOSS) FROM
      OPERATIONS                           (1,759)        24,140        (87,833)

INVESTMENT INCOME                                          1,686         10,407
                                      -----------    -----------    -----------

    NET INCOME (LOSS)                      (1,759)        25,826        (77,426)

RETAINED EARNINGS - beginning
  of period                                 1,285        (24,541)        52,885
                                      -----------    -----------    -----------

RETAINED EARNINGS - end of
  period                              ($      475)   $     1,285    ($   24,541)
                                      ===========    ===========    ===========



COMPREHENSIVE INCOME

NET INCOME (LOSS)                     ($    1,759)   $    25,826    ($   77,426)

UNREALIZED GAIN (LOSS) ON
  MARKETABLE SECURITIES                     2,272         (8,618)       (18,164)
                                      -----------    -----------    -----------

    COMPREHENSIVE
      INCOME (LOSS)                   $       513    $    17,208    ($   95,590)
                                      ===========    ===========    ===========


                        See notes to financial statement

                   PHYSICIAN AND PHARMACEUTICAL SERVICES, INC.

                          NOTES TO FINANCIAL STATEMENT



1.       NATURE OF OPERATIONS

         Physician and Pharmaceutical Services, Inc. (Company) provides marketing and fulfillment services for pharmaceutical samples to pharmaceutical manufacturers.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Marketable Securities

         Marketable securities consisted of securities that management has classified as available-for-sale and were stated at fair value. Unrealized gains and losses are reported as a separate component of stockholders' equity until realized.

         Deferred Income Taxes

         Deferred income taxes were provided on timing differences between financial statement and income tax reporting resulting from net operating losses.

         Revenue Recognition

         Fees and costs of fees are primarily recognized upon the Company's fulfillment of the pharmaceutical sample to the user.


3.       CONCENTRATION OF CASH

         The Company from time to time has cash in financial institutions in excess of insured limits. In assessing its risk, the Company's policy is to maintain funds only with reputable financial institutions.


4.       INCOME TAXES

         As of December 31, 2001, the Company had net operating loss carryforwards of approximately $60,000 to reduce future taxable income through 2016.

         As of December 31, 2001 and October 31, 2001 and 2000, deferred income tax assets arising primarily from net operating loss carryforwards were $24000, $10,000 and $30,000, respectively, which have been fully reserved as realization is not considered more likely than not.

5.       COMMITMENTS

         The Company is committed under a marketing consulting agreement through January 31, 2003, for a share of revenue on referrals.


6.       MAJOR CUSTOMERS

         The Company's two largest customers account for substantially all total fees.


7.       RELATED PARTY TRANSACTIONS

         The Company shares office space and other administrative expenses with affiliated companies with similar ownership. Certain costs have not been allocated between the companies and the Company's portion of these expenses has not been determined.


8.       RENT

         For the two months ended December 31, 2001 and the years ended October 31, 2001 and 2000, rent expense was $3,039, $46,504 and $43,310, respectively.


9.       ACQUISITION

         On December 31, 2001, all of the Company's outstanding shares of common stock were acquired by Univec, Inc.